SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 16, 2003

Community Capital Corporation

(Exact Name of Registrant as Specified in Its Charter)

South Carolina (State or Other Jurisdiction of Incorporation)	0-18460 (Commission File Number)	57-0866395 (I.R.S. Employer Identification)

1402-C Highway 72, Greenwood, South Carolina 29649

(Address, Including Zip Code of Principal Executive Offices)

(864) 941-8200

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(a) – (b) Not applicable.

(c)          Exhibits.

               Exhibit 99.1 - Press Release dated April 16, 2003.

Item 9. Regulation FD Disclosure/Results of Operations and Financial Condition (Provided Pursuant to Item 12).

On April 16, 2003, Community Capital Corporation issued a press release announcing financial results for the quarter ended March 31, 2003. The press release is attached as Exhibit 99.1 to this Form 8-K. This information is provided under Item 12 of Form 8-K. The information in this Form 8-K and the Exhibit attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMUNITY CAPITAL CORPORATION

Date: April 16, 2003	By:	/s/ R. WESLEY BREWER
Wesley Brewer Chief Financial Officer, Executive Vice President, and Secretary

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